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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A



                                 CURRENT REPORT



                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 31, 1996




                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)



          New York                   0-4597            25-0484900
     (State or other juris-        (Commission         (IRS Employer
     diction of incorporation)     file number)        Identification No.)



       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
             (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code:  (303) 812-1400


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Consolidated Financial Statements of ATCOR Resources Ltd.:

               Auditors' Report

               Consolidated Balance Sheet, September 30, 1995 and 1994 (Unaudited), December 31, 1994 and 1993

               Consolidated Statement of Earnings and Retained Earnings, Nine Months ended September 30, 1995 and 1994 (Unaudited), Years ended December 31, 1994, 1993 and 1992

               Consolidated Statement of Changes in Financial Position, Nine Months ended September 30, 1995 and 1994 (Unaudited), Years ended December 31, 1994, 1993 and 1992

               Notes to Consolidated Financial Statements (Unaudited)

          The financial statements required pursuant to Item 7(a) have been previously filed by the Company and are incorporated herein by reference to the registration statement, as amended, (No. 33-64949) on Form S-2 filed by Forest Oil Corporation under the United States Securities Act of 1933.


          (b)  Condensed Pro Forma Combined Financial Statements of Forest Oil
               Corporation:

               Condensed Pro Forma Combined Balance Sheet, September 30, 1995 (Unaudited)

               Condensed Pro Forma Combined Statement of Operations, Nine Months ended September 30, 1995 (Unaudited)

               Condensed Pro Forma Combined Statement of Operations, Years ended December 31, 1994 (Unaudited)

               Notes to Condensed Pro Forma Combined Financial Statements (Unaudited)

          The financial statements required pursuant to Item 7(b) have been previously filed by the Company and are incorporated herein by reference to the registration statement, as amended, (No. 33-64949) on Form S-2 filed by Forest Oil Corporation under the United States Securities Act of 1933.

          (c)  Exhibits

               23.  Consent of Independent Auditors


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FOREST OIL CORPORATION
                                                       (Registrant)

Dated: April 15, 1996                             By  /s/Daniel L. McNamara
                                                  -------------------------
                                                       Secretary